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                                                                     EXHIBIT (a)

                                 AMENDMENT NO. 1
                                       to
              Conolog Corporation Allonge dated September 11, 1996

                                January 31, 1997

        The Conolog Corporation Allonge dated September 11, 1996 (the "Allonge") attached to and made a part of the Amended and Restated Term Note dated as of August 2, 1995 (the "Note") in the original principal amount of $1,025,000.00 payable by Conolog Corporation, a Delaware corporation (the "Company") to the order of The Chase Manhattan Bank f/k/a Chemical Bank (the "Bank"), as successor by merger with Manufacturers Hanover Trust Company, is hereby amended as follows:

               1. Numbered paragraph 1 of the Allonge is deleted in its entirety and replaced with the following:

               1. The Bank may at any time convert all or a portion of the then unpaid amount of principal and interest due under the Note (the "Debt Claim") into shares (the "Note Shares") of the Company's common stock (the "Common Stock") in an amount not to exceed 1,400,000.

               To convert the entire Debt Claim, the Bank must surrender same at the office of the Company, together with a written notice of conversion in the form annexed hereto as Exhibit A. To convert a portion of the Debt Claim other than the entire outstanding amount of such claim, the Bank must deliver to the Company a written notice of conversion in the form annexed hereto as Exhibit B, with a


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               notation on Schedule A hereto of the amount by which the Debt
               Claim will be reduced upon the conversion. The number of Note Shares to be obtained in any conversion of less than the entire outstanding Debt Claim shall be equal to the dollar amount of the portion of the Debt Claim being converted divided by 3 (i.e., $3 of Debt Claim would be converted into 1 Note Share).

               Such conversion rights may be exercised by the Bank or its asignee on or before April 15, 1997. Such conversion rights will terminate and be of no further force or effect after that date. The Company agrees to reserve 1,400,000 shares of its authorized but unissued Common Stock for issuance in connection with conversion of all or portions of the Debt Claim by the Bank or its assignees.

         2. Numbered Paragraph 4 of the Allonge is amended by inserting after the "6" in the date "September 11, 1996" the phrase ", as amended by that certain Amendment No. 1 to Conolog Corporation Allonge dated January 31, 1997'."

         3. There is hereby added a new Paragraph 6 to the Allonge as follows:
Upon the conversion of the entire Debt Claim by the Bank or its assignee, the

            Bank or its assignee, as appropriate, shall promptly execute and deliver to the Company such documents and instruments as shall be reasonably required to release all liens, security interests and mortgages securing the payment of the Debt Claim.

         4. Except as expressly amended hereby, the Note and the Allonge remain in full force and effect.

                                             CONOLOG CORPORATION

                                             By: /s/ Robert S. Benou
                                                -------------------------
                                                Name:  Robert S. Benou
                                                Title: President

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                                             THE CHASE MANHATTAN BANK

                                             By: /s/ Mark A. Rechan
                                                -------------------------
                                                Name:  Mark A. Rechan
                                                Title: Vice President


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                              SCHEDULE A
                                  to
                      Conolog Corporation Allonge


Amount of                       Conversion            Amount of
Pre-conversion                  Amount                Post-conversion
Debt Claim (Date)               ----------            Debt Claim(1)
-----------------                                     ---------------

$1,012,500.00 (P) (2-3-97)                            $923,324.60 (P)
   110,825.60 (I)               $200,001.00               -0-     (I)


--------------------
(1) Debt Claim conversion proceeds will be applied first to accrued interest, then to principal amounts due. Interest will continue to accrue on the Post Conversion Debt Claim amount as previously agreed.



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                               EXHIBIT B

                         NOTICE OF CONVERSION

Conolog Corporation
5 Columbia Road
Somerville, New Jersey  08876


        The undersigned hereby exercises the right to convert a portion of the Debt Claim into Note Shares pursuant to and in accordance with the terms and conditions of the Allonge dated September 11, 1996, as amended by that certain Amendment No. 1 thereto dated January 31, 1997, and requests that a certificate for such shares be issued in the name of CNL Holdings, Inc. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Amendment.

Dated:  January   , 1997           THE CHASE MANHATTAN BANK
                                   (formerly known as Chemical Bank)


                                   By:
                                      ---------------------------------
                                   Name:
                                   Title:
                                   Address:



                                   CNL HOLDINGS, INC.

                                   By:
                                      ---------------------------------
                                   Name:
                                   Title:
                                   Address: